SCHEDULE OF ACCRUED EXPENSES (Details) - USD ($) $ in Thousands		Dec. 31, 2022	Dec. 31, 2021
Payables and Accruals [Abstract]
Accrued employee benefits and payroll related		$ 539	$ 343
Real estate and other taxes	[1]	2,428	1,391
Self-insured reserve		80	162
Accrued interest		210	206
Unearned rental revenue		43	192
Medicaid overpayment - Healthcare Services		169	1,529
Other accrued expenses		1,567	1,164
Total		$ 5,036	$ 4,987

[1]	In 2022, includes approximately $0.7 million of bed taxes in arrears related to the Wellington Transition in 2020 as well as $1.3 million of our own dates of operation under the Healthcare Services segment and approximately $0.3 million property tax accrual for the twelve months ended December 31, 2022 for the Real Estate segment. In 2021, includes approximately $0.7 million of bed taxes in arrears related to the Wellington Transition and approximately $0.3 million bed tax accrual for the twelve months ended December 31, 2021 for the Healthcare Services segment.